                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.:    03-13272
       DEBTORS                                REPORTING PERIOD:  December, 2003

                           MONTHLY OPERATING REPORT
                FILE WITH COURT AND SUBMIT COPY TO UNITED STATES
                    TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                     DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.     ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                              MOR-1          X            X
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-l (CONT.)                   X
  Copies of bank statements                                                             X            X
  Cash disbursements journals
Statement of Operations                                                 MOR-2           X
Balance Sheet                                                           MOR-3           X
Status of Postpetition Taxes                                            MOR-4                        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4           X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5           X
Debtor Questionnaire                                                    MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ GARY P. LATENDRESSE                        1-20-04
--------------------------------------         ---------------------------------
Signature of Debtor                            Date

--------------------------------------         ---------------------------------
Signature of Joint Debtor                      Date

/s/ GARY P. LATENDRESSE                        1-20-04
--------------------------------------         ---------------------------------
Signature of Authorized Individual*            Date

/s/ GARY P. LATENDRESSE                        VICE CHAIRMAN & CFO
--------------------------------------         ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                 CASE NO.:   03-13272
                                             REPORTING PERIOD: DECEMBER, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                                 BANK ACCOUNTS
                      -------------------------------------------------------------------------------------------------------
                                                   ROUGE STEEL COMPANY
                      ------------------------------------------------------------------------------
                       TREASURY                   PAYROLL       PAYROLL                                  ROUGE
                        ACCT.         A/P         (HOURLY)    (SALARIED)      LOCKBOX       TRAVEL    INDUSTRIES    QS STEEL
DECEMBER              1011026752   2176977854   2000-015152   2000-015160   1851268613    1076119823  1850844851   1850886647
                      -------------------------------------------------------------------------------------------------------
BEGINNING CASH        $4,814,262  ($4,105,242)  $   150,852   $     5,263   $ 7,001,539   $   12,475  ($  4,781)     $  50
CASH - END OF MONTH   $4,439,941  ($4,045,680)  $ 1,954,487   $    93,737   $ 2,105,643   $   12,475   $  3,219      $  28

NOTES:

Please see the attached excerpt from the Debtors' 13-week forecast, which details cash receipts and disbursements during the period, and compares these results against the forecast that was in place immediately prior to the beginning of the subject month.

A copy of the December bank statement for the Rouge Steel treasury account (#1011026752) is attached.

              THE DEBTORS RECONCILE THEIR BANKS STATEMENTS AGAINST
              THE BOOKS AND RECORDS OF THE COMPANY IN THE ORDINARY
             COURSE OF BUSINESS, ON OR ABOUT THE END OF EACH MONTH.
              PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, NO
            SEPARATE BANK RECONCILIATIONS ARE REQUIRED TO BE FILED IN
             CONJUNCTION WITH THIS MONTHLY OPERATING REPORT PROVIDED
              THAT SUCH RECONCILIATIONS HAVE BEEN COMPLETED BY THE
                                     DEBTOR.

                                                                      FORM MOR-1
                                                                          (9/99)

[COMERICA LOGO]

STATEMENT PERIOD
December 01, 2003 Thru December 31, 2003                    STATEMENT OF ACCOUNT

                          80163
      ROUGE STEEL COMPANY
      TREASURERS ACCOUNT
      PO BOX 1639
      DEARBORN MI 48121-1639

                                        FOR INQUIRIES, WRITE OR CALL

                                        COMERICA BANK
                                        PO BOX 75000
                                        DETROIT, MI 48275-8163
                                        (313)564-5717
                                        HEARING IMPAIRED (TDD 800 822-6546)

Paper Items Enclosed    3

                        BUSINESS CHECKING ACCOUNT SUMMARY

ACCOUNT NUMBER 1011026752
Previous Account Number (1) 0111026755

Balance on 12/01/03                        4,813,038.76       Average Collected Balance      5,220,713.45
Deposit Activity                                   0.00
Check Activity                                     0.00
Other Additions                          134,456,599.67
Other Withdrawals                        134,827,129.09-
BALANCE ON 12/31/03                        4,442,509.34

                                                                 ACCOUNT NUMBER
                  BUSINESS CHECKING ACCOUNT DETAIL                 1011026752
                          OTHER ADDITIONS

                                                                                  REFERENCE
DATE                      DESCRIPTION                               AMOUNT         NUMBER
12/01    Wire # 006870 Org Congress Finan Fed # 002829          1,997,784.00      9485000109
12/02    Wire # 005501 Org Congress Finan Fed # 002137          4,768,934.00      9485000094
12/03    Wire # 013119 Org No Name  Given Fed # 000656             32,147.17      9485000073
12/03    Wire # 009241 Org Congress Finan Fed # 002670          6,550,548.00      9485000074
12/04    Wire # 009383 Org Congress Finan Fed # 002707          3,104,546.00      9485000072
12/05    Wire # 005238 Org Congress Finan Fed # 002142         11,928,059.00      9485000078
12/08    Wire # 007422 Org Congress Finan Fed # 002492          1,893,634.00      9485000089
12/09    Wire # 006938 Org Congress Finan Fed # 002293          8,429,184.00      9485000076
12/10    Wire # 011951 Org Congress Finan Fed # 003659          1,539,007.00      9485000075
12/11    Wire # 009980 Org Congress Finan Fed # 002814          3,408,271.00      9485000078
12/12    Wire # 010085 Org Congress Finan Fed # 003192         10,072,414.00      9485000066
12/15    Wire # 008545 Org Congress Finan Fed # 003053          3,867,570.00      9485000147
12/16    Wire # 006645 Org Congress Finan Fed # 002425          8,733,213.00      9485000072
12/17    Wire # 011859 Org Congress Finan Fed # 003349          1,661,110.00      9485000083
12/18    Wire # 004322 Org Congress Finan Fed # 001662          1,880,000.00      9485000073
12/19    Wire # 011994 Org Congress Finan Fed # 003643          9,741,350.00      9485000113
12/22    Wire # 008524 Org Congress Finan Fed # 004419          4,804,000.00      9485000111
12/23    Wire # 019067 Org Rouge Steel Co Fed # 000811              3,459.20      9485000112
12/23    Wire # 015030 Org Congress Finan Fed # 003863          7,139,742.00      9485000113
12/23    Wire # 004842 Org Severstal Expo Fed # 000608         15,000,000.00      9485000114
12/24    Wire # 004554 Org Congress Finan Fed # 001653          9,471,627.00      9485000074
12/26    Wire # 004887 Org Congress Finan Fed # 001761          5,930,000.00      9485000048
12/30    Wire # 012985 Org Congress Finan Fed # 003690         12,500,000.00      9485000100

NUMBER OF OTHERS ADDITIONS     23                TOTAL        134,456,599.67

[COMERICA LOGO]

STATEMENT PERIOD
December 01, 2003 Thru December 31, 2003                    STATEMENT OF ACCOUNT

Account Number: 1011026752

                                                                 ACCOUNT NUMBER
                  BUSINESS CHECKING ACCOUNT DETAIL (CONT.)         1011026752
                              OTHER WITHDRAWALS

                                                                              REFERENCE
DATE                    DESCRIPTION                            AMOUNT           NUMBER
12/01   Wire # 007137 Bnf Perot Systems Fed # 002115             204.84-      9485002267
12/01   Debit - Miscellaneous                                 19,118.00-      0011465202
12/01   Wire # 007097 Bnf Unicare Fed # 002114                23,130.87-      9485002268
12/01   Wire # 009334 Bnf Canadian Natio Fed # 001448         32,147.47-      9485002269
12/01   Wire # 011153 Bnf Norfolk Southe Fed # 002113         40,633.78-      9485002270
12/01   Wire # 011140 Bnf The Interlake Fed # 002112         470,257.80-      9485002271
12/01   Wire # 011136 Bnf Praxair, Inc. Fed # 002110         664,894.52-      9485002272
12/01   Wire # 011110 Bnf Uss Raw Materi Fed # 002109      1,137,935.00-      9485002273
12/01   Automatic Transfer To Account 2176977854           2,791,493.16-     I-GEN 16962
12/02   Wire # 005319 Bnf Unicare Fed # 001485                10,919.64-      9485001748
12/02   Wire # 007998 Bnf Rossborough-Re Fed # 001480         14,985.00-      9485001749
12/02   Wire # 007979 Bnf Chevron Global Fed # 001479         22,295.40-      9485001750
12/02   Wire # 007900 Bnf Data2logistics Fed # 001487         22,853.78-      9485001751
12/02   Wire # 008018 Bnf Ucar Carbon Co Fed # 001481         49,166.70-      9485001752
12/02   Wire # 008025 Bnf Galt Alloys, I Fed # 001482         89,020.80-      9485001753
12/02   Wire # 005304 Bnf Comprehensive Fed # 001484         599,272.92-      9485001754
12/02   Automatic Transfer To Account 2176977854           2,073,698.99-     I-GEN 16559
12/03   Wire # 005798 Bnf Unicare Fed # 001568                 8,645.15-      9485001623
12/03   Wire # 010332 Bnf Ucar Carbon Co Fed # 001564         19,212.00-      9485001624
12/03   Wire #01 0326 Bnf Carmeuse Fed #001569               124,731.90-      9485001625
12/03   Automatic Transfer To Account 2176977854             222,127.60-     I-GEN 16258
12/03   Cash Management Bktransfer 33700302                2,593,840.23-      9488875802
12/03   Wire # 010367 Bnf Ford Motor Co. Fed # 001567      3,804,118.70-      9485001626
12/04   Wire # 009557 Bnf Applied Indust Fed # 001655          3,600.00-      9485001678
12/04   Wire # 004536 Bnf Canadian Natio Fed # 001656         32,147.47-      9485001679
12/04   Wire # 007457 Bnf Rodchester Alu Fed # 001650         33,327.39-      9485001680
12/04   Wire # 009511 Bnf Unicare Fed # 001651                46,992.08-      9485001681
12/04   Wire # 009534 Bnf Shiloh Fed # 001654                 60,000.00-      9485001682
12/04   Automatic Transfer To Account 2176977854             179,343.82-     I-GEN 16310
12/04   Wire # 009520 Bnf Csx Transporta Fed # 001652        372,488.85-      9485001683
12/04   Wire # 009526 Bnf Uss Raw Materi Fed # 001653      1,137,934.98-      9485001684
12/04   Wire # 005822 Bnf Rouge Steel Fed # 001647         1,480,606.31-      9485001685
12/05   Wire # 005150 Bnf Unicare Fed # 001647                 3,838.79-      9485001853
12/05   Wire # 007544 Bnf Norfolk Southe Fed # 001654         19,606.50-      9485001854
12/05   Wire # 007971 Bnf Canadian Natio Fed # 001285         23,047.68-      9485001855
12/05   Wire # 007529 Bnf Minteq Intema Fed # 001651         111,738.00-      9485001856
12/05   Wire # 007442 Bnf Resco Fed # 001645                 125,690.46-      9485001857
12/05   Wire # 005169 Bnf Putnam Corp SE Fed # 001644        134,766.90-      9485001858
12/05   Wire # 007502 Bnf Esm II Lp Fed # 001646             195,504.10-      9485001859
12/05   Wire # 007457 Bnf Interlake Stea Fed # 001649        369,034.34-      9485001860
12/05   Wire # 007559 Bnf Uss Raw Materi Fed # 001655        379,311.66-      9485001861
12/05   Automatic Transfer To Account 2176977854             685,669.13-     I-GEN 16587
12/05   Wire # 007475 Bnf Ford Motor Co. Fed # 001650      1,354,917.00-      9485001862
12/05   Wire # 007415 Bnf Cleveland Clif Fed # 001648      3,898,230.41-      9485001863
12/08   Wire # 005182 Bnf Unicare Fed # 001663                 4,133.61-      9485001619
12/08   Wire # 007325 Bnf Rossborough-Re Fed # 001666         14,865.12-      9485001620
12/08   Wire # 007311 Bnf Carmeuse Fed # 001664               88,114.32-      9485001621
12/08   Wire # 007358 Bnf Praxair, Inc. Fed # 001662         648,586.47-      9485001622
12/08   Wire # 007338 Bnf Uss Raw Materi Fed # 001669      1,137,934.98-      9485001623
12/08   Automatic Transfer To Account 2176977854           1,494,922.76-     I-GEN 16735
12/09   Cash Management Bktransfer 34300252                       50.00-      9488087123

[COMERICA LOGO]

STATEMENT PERIOD
December 01, 2003 Thru December 31, 2003                STATEMENT OF ACCOUNT

Account Number: 1011026752

                                                                 ACCOUNT NUMBER
                  BUSINESS CHECKING ACCOUNT DETAIL (CONT.)         1011026752
                          OTHER WITHDRAWALS (CONT.)

                                                                                  REFERENCE
DATE                      DESCRIPTION                              AMOUNT           NUMBER
12/09    Wire # 003171 Bnf Unicare Fed # 001540                     3,683.96-     9485001729
12/09    Wire # 007559 Bnf Data2logistics Fed # 001542             20,325.06-     9485001730
12/09    Wire # 003153 Bnf Comprehensive Fed # 001539             578,953.29-     9485001731
12/09    Automatic Transfer To Account 2176977854               3,081,956.06-    I-GEN 16490
12/09    Wire # 007586 Bnf Ford Motor Co. Fed # 001543          3,761,512.82-     9485001732
12/10    Wire # 005355 Bnf Unicare Fed # 001451                     2,474.06-     9485001770
12/10    Wire # 008754 Bnf Shiloh Fed # 001452                     60,000.00-     9485001771
12/10    Cash Management Bktransfer 34400234                    1,476,482.87-     9488804254
12/10    Automatic Transfer To Account 2176977854               2,330,872.07-    I-GEN 16273
12/11    Fee Based Charges                                            904.95-      XA 101094
12/11    Wire # 003938 Bnf Unicare Fed # 001138                     4,306.12-     9485001771
12/11    Analysis Service Charge                                    8,549.14-      XA 101093
12/11    Wire # 007420 Bnf Minteq Intema Fed # 001135             108,664.00-     9485001772
12/11    Wire # 007396 Bnf Csx Transporta Fed # 001133            269,100.26-     9485001773
12/11    Cash Management Bktransfer 34500145                      655,936.33-     9488297018
12/11    Wire # 003916 Bnf Rouge Steel Fed # 001137               853,017.51-     9485001774
12/11    Automatic Transfer To Account 2176977854               1,251,502.97-    I-GEN 16610
12/11    Wire # 007431 Bnf Uss Raw Materi Fed # 001136          1,517,246.64-     9485001775
12/12    Wire # 006330 Bnf Unicare Fed # 001684                     6,549.81-     9485001736
12/12    Wire # 008820 Bnf Rossborough-Re Fed # 001691            14,625. 36-     9485001737
12/12    Wire # 012670 Bnf Canadian Natio Fed # 001707             18,437.44-     9485001738
12/12    Wire # 006343 Bnf Perot Systems Fed # 001686              29,508.63-     9485001739
12/12    Wire # 008802 Bnf Norfolk Southe Fed # 001690             86,594.69-     9485001740
12/12    Wire # 008884 Bnf Carmeuse Fed # 001693                   98,787.60-     9485001741
12/12    Wire # 006614 Bnf Putnam Corp SE Fed # 001687            134,717.19-     9485001742
12/12    Wire # 008900 Bnf Resco Fed # 001694                     252,289.84-     9485001743
12/12    Wire # 008867 Bnf Esm II Lp Fed # 001692                 292,785.35-     9485001744
12/12    Cash Management Bktransfer 34600287                      434,851.38-     9488735470
12/12    Wire # 008790 Bnf Interlake Stea Fed # 001689            513,723.16-     9485001745
12/12    Wire # 006123 Bnf Rouge Steel Fed # 001683               556,698.95-     9485001746
12/12    Automatic Transfer To Account 2176977854               3,089,731.45-    I-GEN 16602
12/12    Wire # 008775 Bnf Cleveland -Cli Fed # 001688          3,915,510.77-     9485001747
12/15    Wire # 005810 Bnf Unicare Fed # 001936                     4,861.67-     9485002111
12/15    Wire # 006131 Bnf Canada Steamsh Fed # 001096             10,681.88-     9485002112
12/15    Wire # 005827 Bnf Putnam Corp SE Fed # 001934             83,641.78-     9485002113
12/15    Wire # 010053 Bnf Praxair, Inc. Fed # 001937             660,012.16-     9485002114
12/15    Wire # 010074 Bnf Uss Raw Materi Fed # 001930            975,372.84-     9485002115
12/15    Automatic Transfer To Account 2176977854               1,334,247.22-    I-GEN 16969
12/15    Wire # 010031 Bnf Double Eagle S Fed # 001935          2,133,000.00-     9485002116
12/16    Wire # 004724 Bnf Unicare Fed # 001606                     3,055.20-     9485001656
12/16    Wire # 008627 Bnf Data2logistics Fed # 001607              6,367.30-     9485001657
12/16    Wire # 008679 Bnf Ucar Carbon Co Fed # 001608             24,692.90-     9485001658
12/16    Wire # 004699 Bnf Comprehensive Fed # 001604             348,194.43-     9485001659
12/16    Automatic Transfer To Account 2176977854               2,136,552.86-    I-GEN 16699
12/16    Wire # 008741 Bnf Ford Motor Co. Fed # 001609          4,123,986.00-     9485001660
12/17    Wire # 005274 Bnf Unicare Fed # 001012                     4,402.98-     9485001793
12/17    Wire # 005453 Bnf American Inter Fed # 001013             22,901.79-     9485001794
12/17    Automatic Transfer To Account 2176977854               1,206,805.30-    I-GEN 16448
12/17    Cash Management Bktransfer 35100261                    1,643,311.86-     9488111125
12/18    Wire # 008378 Bnf Unicare Fed # 001548                    15,772.01-     9485001721
12/18    Wire # 009477 Bnf Shiloh Fed # 001555                     90,000.00-     9485001722

[COMERICA LOGO]

STATEMENT PERIOD
December 01, 2003 Thru December 31, 2003                STATEMENT OF ACCOUNT

Account Number: 1011026752

                                                                 ACCOUNT NUMBER
                  BUSINESS CHECKING ACCOUNT DETAIL (CONT.)         1011026752
                         OTHER WITHDRAWALS (CONT.)

                                                                                  REFERENCE
DATE                      DESCRIPTION                               AMOUNT         NUMBER
12/18    Wire # 009457 Bnf Csxt Railroad Fed # 001552             353,912.17-     9485001723
12/18    Wire # 009467 Bnf Interlake Stea Fed # 001554            508,699.86-     9485001724
12/18    Automatic Transfer To Account 2176977854                 731,572.04-    I-GEN 16381
12/18    Wire # 008351 Bnf Rouge Steel Fed # 001556               802,496.95-     9485001725
12/19    Wire #006118 Bnf Unicare Fed # 002122                      2,988.83-     9485002177
12/19    Debit - Miscellaneous                                      4,872.10-     0045404494
12/19    Wire # 008329 Bnf Resco Fed # 002125                      14,410.00-     9485002178
12/19    Wire # 008371 Bnf Norfolk Southe Fed # 002128             19,967.83-     9485002179
12/19    Debit - Miscellaneous                                     23,221.70-     0045404493
12/19    Wire # 008401 Bnf Canadian Natio Fed # 002129             33,847.93-     9485002180
12/19    Wire # 008359 Bnf Carmeuse North Fed # 002127            119,136.96-     9485002181
12/19    Wire # 006147 Bnf Putnam Corp SE Fed # 002121            133,709.95-     9485002182
12/19    Wire # 008346 Bnf Minteq Fed # 002126                    186,865.00-     9485002183
12/19    Wire # 008299 Bnf Esm II Lp Fed # 002119                 291,527.98-     9485002184
12/19    Wire # 008303 Bnf Uss Raw Materi Fed # 002124            975,372.84-     9485002185
12/19    Cash Management Bktransfer 35300296                    1,061,929.51-     9488104618
12/19    Automatic Transfer To Account 2176977854               1,490,779.01-    I-GEN 16704
12/19    Wire # 008282 Bnf The Cleveland- Fed # 002123          3,898,230.41-     9485002186
12/22    Wire # 009183 Bnf Citibank, Na Fed # 002031                5,000.00-     9485002067
12/22    Wire # 006631 Bnf Unicare Fed # 002027                     5,168.49-     9485002068
12/22    Wire # 009185 Bnf Ucar Carbon Fed # 002036                49,971.90-     9485002069
12/22    Wire # 006619 Bnf Rouge Steel Fed # 002017               502,369.22-     9485002070
12/22    Wire # 009198 Bnf Praxair, Inc. Fed # 002039             624,529.26-     9485002071
12/22    Wire # 009159 Bnf Double Eagle S Fed # 002029          1,010,000.00-     9485002072
12/22    Automatic Transfer To Account 2176977854               1,442,255.68-    I-GEN 16857
12/22    Wire # 009161 Bnf Uss Raw Materi Fed # 002033          2,600,994.24-     9485002073
12/23    Wire # 007840 Bnf Aimcor Fed # 001956                      3,459.20-     9485002105
12/23    Wire # 004009 Bnf Unicare Fed # 001945                    13,058.63-     9485002106
12/23    Wire # 007756 Bnf American Inter Fed # 001953             22,439.93-     9485002107
12/23    Wire # 007631 Bnf Data2logistics Fed # 001947             44,581.50-     9485002108
12/23    Wire # 007792 Bnf Shiloh Fed # 001955                     60,000.00-     9485002109
12/23    Wire # 007687 Bnf Carmeuse Fed # 001950                   80,000.00-     9485002110
12/23    Wire # 004088 Bnf Putnam Corp SE Fed # 001946             87,349.01-     9485002111
12/23    Wire # 003998 Bnf Comprehensive Fed # 001944             541,671.47-     9485002112
12/23    Wire # 007669 Bnf Perot Systems Fed # 001948             763,332.42-     9485002113
12/23    Automatic Transfer To Account 2176977854               1,349,236.84-    I-GEN 16818
12/23    Cash Management Bktransfer 35700234                    1,626,104.10-     9488816236
12/23    Wire # 007721 Bnf Ford Motor Co. Fed # 001951          3,899,430.65-     9485002114
12/23    Wire # 010799 Bnf Congress Finan Fed # 001943         15,000,000.00-     9485002115
12/24    Wire # 002351 Bnf Unicare Fed # 001176                     6,136.44-     9485001358
12/24    Wire # 002346 Bnf Rouge Steel Fed # 001175               783,802.74-     9485001359
12/24    Automatic Transfer To Account 2176977854               1,881,570.82-    I-GEN 16299
12/26    Wire # 001678 Bnf National Bond Fed # 000758              30,285.01-     9485001098
12/26    Wire # 002004 Bnf Resco Fed # 000761                      64,850.36-     9485001099
12/26    Wire # 001686 Bnf Putnam Corp SE Fed # 000759            131,776.73-     9485001100
12/26    Wire # 002006 Bnf Esm II Lp Fed # 000762                 177,382.21-     9485001101
12/26    Automatic Transfer To Account 2176977854                 523,161.82-    I-GEN 16253
12/26    Wire # 001967 Bnf Uss Raw Materi Fed # 000760          1,625,621.40-     9485001102
12/26    Wire # 002008 Bnf The Cleveland- Fed # 000763          3,898,230.41-     9485001103
12/29    Automatic Transfer To Account 2176977854               2,409,508.74-    I-GEN 16563
12/30    Wire # 006525 Bnf Rouge Steel Fed # 001713                 8,144.53-     9485001890

[COMERICA LOGO]

STATEMENT PERIOD
December 01, 2003 Thru December 31, 2003                    STATEMENT OF ACCOUNT

Account Number: 1011026752

                                                                  ACCOUNT NUMBER
             BUSINESS CHECKING ACCOUNT DETAIL (CONT.)                 1011026752

                            OTHER WITHDRAWALS (CONT.)

                                                                                  REFERENCE
DATE    DESCRIPTION                                                  AMOUNT         NUMBER
12/30   Cash Management Bktransfer 36400255                          12,050.25-   9488811548
12/30   Wire # 007895 Bnf Norfolk Southe Fed # 001720                19,904.52-   9485001891
12/30   Wire # 006735 Bnf Unicare Fed # 001715                       24,236.22-   9485001892
12/30   Wire # 007847 Bnf Data 2 Logisti Fed # 001717                39,512.20-   9485001893
12/30   Wire # 007959 Bnf American Inter Fed # 001723                44,887.50-   9485001894
12/30   Wire # 007874 Bnf Carmeuse North Fed # 001718                53,525.44-   9485001895
12/30   Wire # 007915 Bnf Csxt Railroad Fed # 001721                329,317.50-   9485001896
12/30   Wire # 007883 Bnf Praxair Inc. Fed # 001719                 449,369.21-   9485001897
12/30   Wire # 006696 Bnf Comprehensive Fed # 001714                510,423.27-   9485001898
12/30   Wire # 007927 Bnf Interlake Stea Fed # 001722               606,071.14-   9485001899
12/30   Wire # 007288 Bnf Rouge Steel Fed # 001716                1,132,233.85-   9485001900
12/30   Cash Management Bktransfer 36400259                       1,907,700.33-   9488811550
12/30   Automatic Transfer To Account 2176977854                  2,887,494.25-   I-GEN16451
12/30   Wire # 007859 Bnf Ford Motor Com Fed # 001712             3,328,704.16-   9485001901
12/31   Automatic Transfer To Account 2176977854                  2,427,467.14-   I-GEN16245
NUMBER OF OTHER WITHDRAWALS 168                         TOTAL   134,827,129.09-

                              DAILY BALANCE SUMMARY

DATE      ADDITIONS       SUBTRACTIONS        BALANCE     DATE       ADDITIONS     SUBTRACTIONS      BALANCE
11/30                   Previous Balance   4,813,038.76   12/16    8,733,213.00    6,642,848.69-   4,992,276.88
12/01    1,997,784.00      5,179,815.44-   1,631,007.32   12/17    1,661,110.00    2,877,421.93-   3,775,964.95
12/02    4,768,934.00      2,882,213.23-   3,517,728.09   12/18    1,880,000.00    2,502,453.03-   3,153,511.92
12/03    6,582,695.47      6,772,675.58-   3,327,747.98   12/19    9,741,350.00    8,256,860.05-   4,638,001.87
12/04    3,104,546.00      3,346,440.90-   3,085,853.08   12/22    4,804,000.00    6,240,288.79-   3,201,713.08
12/05   11,928,059.00      7,301,354.97-   7,712,557.11   12/23   22,143,201.20   23,490,663.75-   1,854,250.53
12/08    1,893,634.00      3,388,557.26-   6,217,633.85   12/24    9,471,627.00    2,671,510.00-   8,654,367.53
12/09    8,429,184.00      7,446,481.19-   7,200,336.66   12/26    5,930,000.00    6,451,307.94-   8,133,059.59
12/10    1,539,007.00      3,869,829.00-   4,869,514.66   12/29                    2,409,508.74-   5,723,550.85
12/11    3,408,271.00      4,669,227.92-   3,608,557.74   12/30   12,500,000.00   11,353,574.37-   6,869,976.48
12/12   10,072,414.00      9,444,811.62-   4,236,160.12   12/31                    2,427,467.14-   4,442,509.34
12/15    3,867,570.00      5,201,817.55-   2,901,912.57

ROUGE INDUSTRIES, INC.
Cash Receipts/Disbursements                             CASE NO.:    03-13272
December 2003                                   REPORTING PERIOD: December, 2003

                                                            P12 (12/1/03-12/28/03)                            CUMULATIVE POST
                                                          Actual            Forecast           Variance          PETITION
                                                      -------------      -------------      -------------     ---------------
RECEIPTS
    Ford                                              $  16,360,288      $  16,850,839      $    (490,551)     $  55,231,632
    General Motors                                        9,018,209          6,171,328          2,846,881         21,742,213
    Chrysler                                              6,856,754          6,905,552            (48,798)        16,394,970
    Worthington                                             881,930          1,495,886           (613,956)           881,930
    All Other                                            41,559,884         38,609,937          2,949,946         80,230,974
    Double Eagle                                          1,050,278          1,100,000            (49,722)         2,085,117
    Unusual Items                                           245,484         (1,813,555)         2,059,040          1,580,082
                                                      -------------      -------------      -------------      -------------
TOTAL RECEIPTS                                        $  75,972,827      $  69,319,986      $   6,652,841      $ 178,146,917
                                                                                            -------------

DISBURSEMENTS
    Raw Materials                                     $  39,788,099      $  40,143,962      $     355,863      $  87,272,516
    Mill Services, Refractories, Supplies & Other         3,376,293          3,720,102            343,809          4,894,654
    Freight / Shipping / Demurrage                        5,030,118          7,845,000          2,814,882          9,050,249
    Other Suppliers                                      12,670,031         11,952,800           (717,231)        21,380,795
    Utilities / Natural Gas                              14,033,686         13,206,522           (827,164)        14,033,686
    Other Utilities                                       5,390,739          7,315,217          1,924,478          5,390,739
    Employee Related Expenses                            18,212,577         18,907,630            695,054         40,942,704
    IT Services                                             793,046            782,220            (10,826)         1,408,194
    Other General & Administrative                           49,703            714,000            664,297            104,290
    Joint Ventures                                        5,974,727          4,811,075         (1,163,652)        10,173,272
    Capital Spending                                        164,788            633,333            468,546            195,064
    Insurance                                             1,245,331          1,246,000                669          2,476,870
    Taxes                                                    26,998             40,000             13,002             92,899
                                                                                                        -
    Interest & Bank Fees                                    321,291            263,097            (58,194)         2,256,804
    Restructuring Professional Fees                         586,054          1,068,900            482,846            586,054
                                                      -------------      -------------      -------------      -------------
TOTAL DISBURSEMENTS                                   $ 107,663,480      $ 112,649,859      $   4,986,379      $ 200,258,790
                                                                                            -------------

Net Change in Book Cash                               $ (31,690,653)     $ (43,329,873)     $  11,639,220      $ (22,111,873)
   Net Change in Check Float                              3,919,116                  -          3,919,116          7,998,350
   Cash (To)/ From Treasury                              (3,927,907)                 -         (3,927,907)         9,774,057
                                                      -------------      -------------      -------------      -------------
Net Change in Bank Cash                               $ (31,699,443)     $ (43,329,873)     $  11,630,430      $  (4,339,465)

Beginning Revolver                                    $  52,738,234      $  52,738,234      $           -      $  80,098,212
   Borrow / (Repay) Revolver                             31,699,443         43,329,873         11,630,430          4,339,465
   (Borrow) / Repay Term                                (15,000,000)                 -         15,000,000        (15,000,000)
                                                      -------------      -------------      -------------      -------------
Ending Revolver                                       $  69,437,677      $  96,068,107      $  26,630,430      $  69,437,677

Revolver Borrowing Base                               $ 124,738,954      $ 130,980,130      $  (6,241,176)     $ 124,738,954
   Less: Ending Revolver                                (69,437,677)       (96,068,107)        26,630,430        (69,437,677)
   Less: Letters of Credit Outstanding                   (3,090,000)        (3,090,000)                 -         (3,090,000)
   Less Minimum Reserve Requirement                     (20,000,000)       (15,000,000)        (5,000,000)       (20,000,000)
                                                      -------------      -------------      -------------      -------------
DIP Availability                                      $  32,211,277      $  16,822,023      $  15,389,254      $  32,211,277

DIP Revolver                                          $  69,437,677      $  96,068,107      $  26,630,430      $  69,437,677
DIP Term                                                 15,000,000                  -        (15,000,000)        15,000,000
                                                      -------------      -------------      -------------      -------------
Total DIP Balance                                     $  84,437,677      $  96,068,107      $  11,630,430      $  84,437,677
                                                                                            -------------      -------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272
                                                REPORTING PERIOD: December, 2003

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                   TOTAL      CUMULATIVE
                                                    RII      RSC     EVELETH  QS STEEL    ADJ.    DECEMBER  FILING TO DATE
REVENUES
Gross Revenues                                             $ 88.290                              $  88.290  $      206.116
Less: Returns and Allowances                                                                                             0
                                                  -------  --------  -------  --------  -------  ---------  --------------
Net Revenue                                       $ 0.000  $ 88.290  $ 0.000  $  0.000  $ 0.000  $  88.290  $      206.116
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                  -------  --------  -------  --------  -------  ---------  --------------
Cost of Goods Sold                                  0.000    70.445    0.000     0.000    0.000     70.445         172.988

Gross Profit                                      $ 0.000  $ 17.845  $ 0.000  $  0.000  $ 0.000  $  17.845  $       33.128
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                     1.331                                  1.331           2.689
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                       9.855                                  9.855          18.850
Rent and Lease Expense                                        1.403                                  1.403           2.814
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                           0.559                                  0.559           1.115
Taxes - Other
Travel and Entertainment
Utilities                                                     4.817                                  4.817           9.424
Other (attach schedule)                                       4.384                                  4.384           9.118
                                                  -------  --------  -------  --------  -------  ---------  --------------
Total Operating Expenses Before Depreciation        0.062    22.350    0.000     0.000    0.000     22.412          44.073
Depreciation/Depletion/Amortization                           1.940                                  1.940           4.404
                                                  -------  --------  -------  --------  -------  ---------  --------------
Net Profit (Loss) Before Other Income & Expenses  ($0.062) ($ 6.445) $ 0.000  $  0.000  $ 0.000  ($  6.507)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                1.720                                  1.720           1.909
Income from Unconsolidated Subsidiaries                                          0.334               0.334           0.860

Interest Expense                                              2.048                                  2.048           3.752
Other Expense (attach schedule)                                                                                      0.164
                                                  -------  --------  -------  --------  -------  ---------  --------------
Net Profit (Loss) Before Reorganization Items     ($0.062) ($ 6.773) $ 0.000  $  0.334  $ 0.000  ($  6.501) ($      16.495)
REORGANIZATION ITEMS
Professional Fees(1)                                          2.790                                  2.790           4.088
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                  -------  --------  -------  --------  -------  --------   --------------
Net Profit (Loss)                                 ($0.062) ($ 9.564) $ 0.000  $  0.334  $ 0.000  ($ 9.292)  ($      20.583)

NOTES

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.                            FORM MOR-2
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272
                                                REPORTING PERIOD: December, 2003

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                                    CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                      DECEMBER, 2003 FILING TO DATE

OTHER COSTS

             PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS
                          PAGE LEFT INTENTIONALLY BLANK

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272
                                                REPORTING PERIOD: December, 2003

                          CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                          Rouge     Rouge Steel  Eveleth                       BOOK VALUE
                                                        Industries    Company    Taconite  QS Steel    Adj.    @12/31/03
                  ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                                   $       4.6                       $   2.0   $     6.6
Restricted Cash and Cash Equivalents (see cont. sheet)                                                                0.0
Accounts Receivable (Net)                                     25.3        150.8                11.3     (93.1)       94.3
Notes Receivable                                                                                                      0.0
Inventories                                                               169.9                                     169.9
Prepaid Expenses                                                                                                      0.0
Professional Retainers                                                                                                0.0
Other Current Assets (attach schedule)                                     23.2      (0.3)               (0.1)       22.8
                                                        ----------  -----------  --------  --------  --------  ----------
  TOTAL CURRENT ASSETS                                   $    25.3  $     348.4  ($   0.3) $   11.3  ($  91.1)  $   293.6
PROPERTY AND EQUIPMENT
Real Property and Improvements                                      $      22.2                                 $    22.2
Machinery and Equipment                                                   346.5                                     346.5
Construction in Progress                                                    7.0                                       7.0
Leasehold Improvements                                                                                                0.0
Vehicles                                                                                                              0.0
Less Accumulated Depreciation                                            (178.4)                                   (178.4)
                                                        ----------  -----------  --------  --------  --------  ----------
  TOTAL PROPERTY & EQUIPMENT                             $     0.0  $     197.2   $   0.0  $    0.0   $   0.0   $   197.2
OTHER ASSETS
Long Term Receivable                                                                                                  0.0
Investment in Unconsolidated Subsidiaries                                  41.1       2.2      41.3     (11.7)       72.9
Other Assets (attach schedule)                                             33.9       0.3                 0.1        34.3
                                                        ----------  -----------  --------  --------  --------  ----------
  TOTAL OTHER ASSETS                                     $     0.0  $      75.0   $   2.6  $   41.3  ($  11.6)  $   107.3
TOTAL ASSETS                                             $    25.3  $     620.7   $   2.2  $   52.6  ($ 102.7)  $   598.1

            LIABILITIES AND OWNER EQUITY                                                                       BOOK VALUE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)                                                           @12/31/03

Accounts Payable                                         $    38.9  $      37.5   $   0.0  $   42.7     (91.1)  $    28.1
Taxes Payable (refer to FORM MOR-4)                                                                                   0.0
Wages Payable                                                               3.4                                       3.4
Accrued Vacation                                                            9.3                                       9.3
Secured Debt / Adequate Protection Payments                                92.9                                      92.9
Professional Fees                                                           2.4                                       2.4
Other Postpetition Liabilities (attach schedule)                           13.3                                      13.3
                                                        ----------  -----------  --------  --------  --------  ----------
  TOTAL POSTPETITION LIABILITIES                         $    38.9  $     158.9   $   0.0  $   42.7   $ (91.1)  $   149.5

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                               85.0                                      85.0
Priority Debt                                                              11.5       0.2       0.2                  12.0
Unsecured Debt                                                 0.0        363.2                 0.0                 363.2
                                                        ----------  -----------  --------  --------  --------  ----------
  TOTAL PRE-PETIT1ON LIABILITIES                         $     0.0  $     459.7   $   0.2  $    0.3   $   0.0   $   460.2

  TOTAL LIABILITIES                                      $    38.9  $     618.6   $   0.3  $   43.0  ($  91.1)  $   609.7

OWNER EQUITY
Capital Stock                                                       $       0.2                                 $     0.2
Additional Paid-in Capital                                                130.3                                     130.3
Retained Earnings - Pre-Petition                             (13.6)       (59.6)      2.0       8.6                 (62.6)
Retained Earnings - Postpetition                              (0.1)       (20.9)                1.0     (11.7)      (31.6)
Additional Minimum Pension Liability                                      (48.0)                                    (48.0)
Postpetition Contributions (Distributions) (Draws)
 (attach schedule)                                                                                                    0.0
                                                        ----------  -----------  --------  --------  --------  ----------
  NET OWNER EQUITY                                      ($    13.6) $       2.1   $   2.0  $    9.6  ($  11.7) ($    11.6)

TOTAL LIABILITIES AND OWNERS' EQUITY                     $    25.3  $     620.7   $   2.2  $   52.6  ($ 102.7)  $   598.1

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272
                                                REPORTING PERIOD: December, 2003

                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

                  ASSETS                                            BOOK VALUE @
                                                                      12/31/03
Other Current Assets

               PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE,
                       THIS PAGE LEFT INTENTIONALLY BLANK.

        LIABILITIES AND OWNER EQUITY                                BOOK VALUE @
                                                                      12/31/03
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:   03-13272
                                                REPORTING PERIOD: December, 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                  DECEMBER 2003
                          ----------------------------------------------------------
                          BEGINNING    AMOUNT                               ENDING
                             TAX     WITHHELD OR  AMOUNT  DATE  CHECK NO.    TAX
                          LIABILITY    ACCRUED     PAID   PAID   OR EFT    LIABILITY
                          ---------  -----------  ------  ----  ---------  ---------
FEDERAL
Withholding                    0           0          0                         0
FICA-Employee                  0           0          0                         0
FICA-Employer                  0           0          0                         0
Unemployment                   0           0          0                         0
Income                         0           0          0                         0
                            ----        ----       ----                      ----
   Total Federal Taxes      $0.0        $0.0       $0.0                      $0.0
STATE AND LOCAL
Withholding                    0           0          0                         0
Sales and Use                  0           0          0                         0
Excise                         0           0          0                         0
Unemployment                   0           0          0                         0
Real Property                  0           0          0                         0
Income and Franchise
Personal Property              0           0          0                         0
                            ----        ----       ----                      ----
   Total State and Local     0.0

TOTAL TAXES

THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS FOR ANY TAX LIABILITIES INCURRED DURING THE POST PETITION PERIOD.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                       NUMBER OF DAYS PAST DUE (@ 12/31/03)
                                                       ------------------------------------
                                              Current     0-30   31-60  61-90    Over 90     Total
Accounts Payable                              $  13.4    $  5.7                             $  19.1
Wages Payable                                     3.4                                           3.4
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments        92.9                                          92.9
Professional Fees                                 2.4                                           2.4
Amounts Due to Insiders*

Other Accruals (workers comp, etc.)               9.0                                           9.0
                                              -------    ------  -----  -------  -------    -------
TOTAL POSTPETITION DEBTS                      $ 121.2    $  5.7                             $ 126.9

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Any material post-petition accounts payable reflected as past due, above, are a result of very short (e.g., net instant) payment terms with certain suppliers. The company runs checks twice weekly, therefore any amounts in the 1-30 column are generally no more than 3-4 days past due, and would already have been paid at the time this monthly operating report was compiled.

The Debtor continues to accrue interest on secured loans made by Ford and Cleveland-Cliffs, but does not intend to pay such accrued amounts before the end of the case.

Other Accruals represent a variety of accounting accruals for amounts that have not yet come due. They are considered current for purposes of this analysis.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: December, 2003

                  ACCOUNTS RECEIVALBLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                   12/31/03

Total Accounts Receivable at the beginning of the reporting period   $  104.3
  + Amounts billed during the period                                     88.3
  - Amounts collected during the period                                  76.0
                                                                     --------
Total Accounts Receivable at the end of the reporting period         $  116.6

ACCOUNTS RECEIVABLE AGING                                            12/31/03
    Unbilled amounts (est.)                                          $    1.9
    0 - 30 days old                                                      68.0
    31 - 60 days old                                                      5.7
    61 - 90 days old                                                     10.7
    91+ days old                                                          8.1
                                                                     --------
    Total Accounts Receivable                                            94.3
       Plus: Reserves for Doubtful Accounts                              22.3
                                                                     --------
    Accounts Receivable (Gross)                                      $  116.6

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                       YES     NO
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period? If yes, provide an explanation below.                  X

2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
    below.                                                                                 X

3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                              X

4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect? If no, provide an explanation below.                       X

                                                                      FORM MOR-5
                                                                          (9/99)